                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                REGISTRATION STATEMENT (NO. 33-73824) UNDER THE
                            SECURITIES ACT OF 1933
                   Investment Company Act File No. 811-8274

                          Pre-Effective Amendment No.

                        Post-Effective Amendment No. 13
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 15

                        MASSMUTUAL INSTITUTIONAL FUNDS
        (Exact Name of Registrant as Specified in Declaration of Trust)
              1295 State Street, Springfield, Massachusetts 01111
              (Address of Principal Executive Office) (Zip Code)

      Registrant's Telephone Number, including area code  (413) 788-8411

                     Name and Address of Agent for Service
                             Stephen L. Kuhn, Esq.
                         Vice President and Secretary
                        MassMutual Institutional Funds
                               1295 State Street
                       Springfield, Massachusetts 01111

                                   Copy to:
                             J.B. Kittredge, Esq.
                                 Ropes & Gray
                            One International Place
                               Boston, MA 02110

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this Registration Statement.

It is proposed that this filing become effective (check appropriate line)

[_] immediately upon filing pursuant to paragraph (b)
[X] on July 1, 1999 pursuant to paragraph (b)
[_] 60 days after filing to pursuant to paragraph (a) of Rule 485
[_] on [date] pursuant to paragraph (a)(1) of rule 485
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] on [date] pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

     [__] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

TO:  THE SECURITIES AND EXCHANGE COMMISSION

Registrant submits this Post-Effective Amendment No. 13 to its Registration Statement No. 33-73824 under the Securities Act of 1933 and this Amendment No. 15 to its Registration Statement No. 811-2224 under the Investment Company Act of 1940. This Post-Effective Amendment relates to MassMutual Indexed Equity Fund. No other information relating to any other series of Registrant is amended or superceded hereby.

We have elected to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 notice for the period ended February 28, 1999, on May 27, 1999.

                        MASSMUTUAL INDEXED EQUITY FUND


This Prospectus describes MassMutual Indexed Equity Fund (the "Fund"), one of the series of the MassMutual Institutional Funds.

The Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of publicly traded common stocks represented by the S&P 500(R) Index/1/. The Fund is a "feeder" fund and seeks to achieve its investment objective by investing in the S&P 500(R) Index Master Portfolio (the "Master Portfolio"), one of the portfolios of Master Investment Portfolio.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.



PROSPECTUS July 1, 1999.





/1/"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)," are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Fund and the Master Portfolio. The Fund and the Master Portfolio are not sponsored, endorsed, sold, or promoted by Standard & Poor's, a division of McGraw Hill Companies ("S&P"). S&P makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund and the Master Portfolio.

                      [This page intentionally left blank.]

Table Of Contents                                                          Page


About the Fund
         Investment Objective ............................................   4
         Principal Investment Strategies .................................   4
         Principal Investment Risks ......................................   4
         Annual Performance ..............................................   5
         Average Annual Total Returns ....................................   5
         Expense Information .............................................   5

Management and Administration of The Fund and The Master Portfolio .......   6
         Fund Administration .............................................   6

About the Classes of Shares - Multiple Class Information .................   7
         Class S Shares ..................................................   7
         Class Y Shares ..................................................   7
         Class L Shares ..................................................   8
         Class A Shares ..................................................   8
         Compensation to Intermediaries ..................................   9

Investing in the Fund ....................................................  10
         Buying, Redeeming and Exchanging Shares .........................  10
         Determining Net Asset Value .....................................  10
         How to Invest ...................................................  11
         Taxation and Distributions ......................................  11

Financial Highlights .....................................................  13

Appendix - Additional Investment Policies and Risk Considerations ........  14

MassMutual Indexed Equity Fund

--------------------------------------------------------------------------------
                             Investment Objective
--------------------------------------------------------------------------------

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.


--------------------------------------------------------------------------------
                        Principal Investment Strategies
--------------------------------------------------------------------------------

The Fund invests all of its assets in the S&P 500(R) Index Master Portfolio (the "Master Portfolio") of Master Investment Portfolio, an open-end management investment company, rather than in a portfolio of securities. The Fund's investment experience corresponds directly with that of the Master Portfolio.

The Master Portfolio has substantially the same investment objective as the Fund. The Master Portfolio pursues its objectives by investing in all the securities that make up the S&P 500(R) Index. The S&P 500(R) Index is a widely recognized, unmanaged index of common stocks of the 500 largest capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by Investors.

The Master Portfolio purchases securities in proportions that match their index weights. This is the basis of achieving capitalization-weighted total rate of return. Each company's shares contribute to the Master Portfolio's, and hence the Fund's, overall return in the same proportion as the value of its shares contributes to the S&P 500(R) Index.

The Master Portfolio seeks to come within 95% of S&P 500(R) Index's total return, before fees and expenses, in falling as well as rising markets. It does not seek to "beat" the market it tracks. Barclays Global Fund Advisors (BGFA), the Master Portfolio's investment adviser, makes no attempt to apply economic, financial or market analysis when managing the Master Portfolio.

The Master Portfolio may also use derivatives such as index futures contracts and options, as described in the Appendix. These investments help the Master Portfolio approach the returns of a fully invested portfolio while keeping cash on hand.

--------------------------------------------------------------------------------
                          Principal Investment Risks
--------------------------------------------------------------------------------

The factors that may affect the Fund as a whole are called "principal risks" and are summarized below. Your investment in the Fund may also be subject to certain other risks, as well as the risks of the Master Portfolio. These are described in more detail in the Appendix under "Additional Investment Policies and Risk Considerations" and in the Statement of Additional Information. Although the Fund strives to reach its stated goals, it cannot offer guaranteed results. You have the potential to make money in the Fund but you can also lose money.

The principal risks of investing in this Fund are based on the following principal risks of the Master Portfolio:

Equity Market Risk. Equity market risk is the possibility that stock market prices in general will decline over short or even extended periods. Changes in the value of the Master Portfolio's investments will result in changes in the value of its shares and affect the Fund's total return to investors. Equity stock prices can fall for any number of factors, including general economic and market conditions, prospects of the securities issuer, changing interest rates, and real or perceived economic and competitive industry conditions.

Growth Company Risk. Market risk is particularly pronounced for "growth" companies. The prices of growth company securities may fall to a greater extent than other stocks in the S&P 500(R) Index. Growth company securities tend to be more volatile in terms of price swings and trading volume.

Derivatives Risk. Derivatives can be sensitive to changes in interest rates or to sudden fluctuations in market prices. They may also include the credit risk of the counterparty, the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, the Master Portfolio's use of derivatives may affect the timing and amount of taxes payable by shareholders.

--------------------------------------------------------------------------------
                              Annual Performance*
--------------------------------------------------------------------------------

The bar chart shows the risks of investing in the Fund because the returns vary from year to year.

                                Class S Shares

                           [BAR GRAPH APPEARS HERE]

1989            N/A
1990            N/A
1991            N/A
1992            N/A
1993            N/A
1994           0.56%
1995          36.93%
1996          22.40%
1997          32.85%
1998          28.08%

During the period shown above, the highest quarterly return for the Fund is 21.24% for the quarter ended 12/31/98 and the lowest quarterly return is -9.96% for the quarter ended 9/30/98.

--------------------------------------------------------------------------------
                         Average Annual Total Returns*
--------------------------------------------------------------------------------

                    (for the periods ended February 28, 1999)

The table shows the risk of investing in the Fund because the Fund's returns will differ from the S&P 500(R) Index, due, in part, to the fees and expenses of the Fund.

                                              Since
                         One       Five     Inception
                         Year      Years     (7/93)
Class S                 19.13%    23.49%     21.53%
Class Y+                18.98%    23.29%     21.33%
Class L+                18.94%    23.31%     21.34%
Class A+                18.40%    22.81%     20.84%
S&P 500(R)Index         19.74%    24.15%     22.18%

*The Fund commenced operations on March 1, 1998. The performance for periods prior to March 1, 1998 is calculated by including the corresponding total return of the Master Portfolio (which includes, for the period from July 2, 1993 through May 25, 1994, the performance of its predecessor) adjusted to reflect the Fund's fees and expenses. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

+Performance for Class Y and Class A shares of the Fund is based on Class S shares for the 5-year and since inception periods, adjusted to reflect Class Y and Class A expenses. Performance for Class L shares of the Fund is based on Class S shares for all periods shown, adjusted to reflect Class L expenses.


Past performance is not an indication of future performance. Investment returns for the Fund assume the reinvestment of dividends and capital gains distributions. There is no assurance that the Fund's investment objective will be achieved, and you can lose money by investing in the Fund.

--------------------------------------------------------------------------------
                              Expense Information
--------------------------------------------------------------------------------

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the class of shares you purchase. The fee table shows two categories of expenses, Shareholder Fees and Annual Fund Operating Expenses. Shareholder Fees refer to fees paid directly from your investment, such as up front or contingent sales charges. The Fund does not charge any Shareholder Fees for any class of share. Annual Fund Operating Expenses refer to the costs of operating the Fund. These costs are deducted from the Fund's assets, which means you pay them indirectly. These expenses include indirect expenses incurred by the Master Portfolio in which the Fund invests.

                                           Class S   Class Y  Class L  Class A
Shareholder Fees (fees paid
directly from your investment)              None      None     None     None

Annual Fund Operating
Expenses (expenses that are
deducted from Fund Assets)

Management Fees                             .05%      .05%     .05%     .05%

Distribution and Service
(Rule 12b-1) Fees                           None      None     None     .25%

Other Expenses                              .37%      .40%     .55%     .55%

Total Annual Fund
Operating Expenses(1)(2)                    .42%      .45%     .60%     .85%

(1) The expenses in the above table are based on expenses for the Fund and the Master Portfolio for the fiscal year ended February 28, 1999, but restated to give effect to a change in the administrative fees effective on April 6, 1999.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 Year   3 Years  5 Years    10 Years

Class S        $43      $135      $235     $  530
Class Y        $46      $144      $252     $  567
Class L        $61      $192      $335     $  750
Class A        $87      $271      $471     $1,049

Since the Fund does not impose any shareholder fees, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

Management And Administration of The Fund and
The Master Portfolio

MassMutual Indexed Equity Fund is a feeder fund that invests all of its assets in a separate mutual fund, called the Master Portfolio. Consequently, the Fund does not have its own investment adviser. Barclays Global Fund Advisors ("BGFA") serves as the Master Portfolio's Investment Adviser and provides investment guidance and policy direction for the Master Portfolio. For its services to the Fund in the last fiscal year, BGFA received an annual fee of .05% based on the Master Portfolio's average daily net assets.

Unlike many traditional active investment funds, there is no single portfolio manager who makes investment decisions for the Master Portfolio. Instead, the Master Portfolio tracks the S&P 500(R) Index. The process reflects BGFA's commitment to an objective and consistent investment management structure.

The Master Portfolio's predecessor, a regulated investment company that commenced operations on July 2, 1993, converted into a master/feeder structure on May 25, 1994 by exchanging all of its assets for beneficial interests in the Master Portfolio. The Master Portfolio commenced operations on May 26, 1994, with the same investment adviser, the same investment objective and substantially similar investment policies as its predecessor.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI") which in turn is an indirect subsidiary of Barclays Bank PLC. BGI is the world's largest manager of institutional investment assets. As of December 31, 1998, BGI and its affiliates, including BGFA, managed more than $615 billion of assets. BGI, BGFA, Barclays Bank and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolio may also invest. BGFA does not obtain or use inside information in making investment decisions on behalf of the Master Portfolios.

Asset allocation and modeling strategies are used by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be bought or sold at the same time by the Master Portfolio and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, these procedures may adversely affect the size of the position obtained or disposed of by the Master Portfolio or the price paid or received by the Master Portfolio.

Fund Administration

MassMutual is responsible for providing all administrative services for the Fund. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. MassMutual, together with its subsidiaries, has assets of $67 billion and assets under management in excess of $176 billion. The Fund pays MassMutual an administrative and shareholder services fee at an annual rate based on a percentage of its average daily net assets for the applicable class of shares. For the fiscal year ending February 28, 1999, the Fund paid fees of .3588% for Class S shares;
 .3888% for Class Y shares; and .7688% for Class A shares.

About the Classes of Shares - Multiple Class Information


The Fund offers four classes of shares: Class S, Class Y, Class L and Class A. The shares offered by this Prospectus are Class S, Class Y, Class L and Class A shares. None of the Classes of shares has up-front or deferred sales charges. Only Class A shares charge a Rule 12b-1 fee.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A shares are primarily offered through retail distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged for investment advisory services. Accordingly, investment advisory expenses do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us at 1-888-743-5274 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of the Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of the Fund's shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Each class of shares of the Fund may also be purchased by the following Eligible Purchasers:

Class S Shares

Eligible Purchasers.  Class S shares may be purchased by:

 .   Qualified plans under Section 401(a) of the Internal Revenue Code of 1986
    (the "Code"), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally or are expected to exceed $100 million;

 .   Registered mutual funds; and

 .   Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class S Shares.

Shareholder and Distribution Fees. Class S shares of the Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of your money is invested in the Fund. Class S shares do not have deferred sales charges or any Rule 12b-1 distribution or service fees.

Class Y Shares

Eligible Purchasers.  Class Y shares may be purchased by:

 .   Non-qualified deferred compensation plans;

 .   Registered mutual funds;

 .   Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code
    Section 457 plans and other retirement plans, where plan assets of the employer generally or are expected to exceed $5 million; and

 .   Other institutional investors with assets generally in excess of $5 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Y Shares.

Shareholder and Distribution Fees. The Class Y shares are 100% no load, so you pay no fees (sales loads) when you buy or sell Class Y shares. Therefore, all of your money is invested in the Fund. Class Y shares do not have any Rule 12b-1 distribution or service fees.

Class L Shares

Eligible Purchasers.  Class L shares may be purchased by:

 .   Non-qualified deferred compensation plans;

 .   Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code
    Section 457 plans, and other retirement plans, where plan assets of the employer generally or are expected to exceed $1 million; and

 .   Other institutional investors with assets generally in excess of $1 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class L Shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services.

Shareholder and Distribution Fees. Class L shares of the Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of your money is invested in the Fund. Class L shares do not have deferred sales charges or any Rule 12b-1 distribution or service fees.

Class A Shares

Eligible Purchasers.  Class A shares may be purchased by:

 .   Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code
    Section 457 plans and other retirement plans;

 .   Individual retirement accounts described in Code Section 408;

 .   Other institutional investors, nonqualified deferred compensation plans, and voluntary employees' beneficiary associations described in Code Section 501(c)(9).

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class A Shares. There is no minimum plan or institutional investor size to purchase Class A shares.

Class A shares may be offered to present or former officers, directors, trustees, and employees (and their spouses, parents, children and siblings) of the Fund, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees. The Fund has adopted a Rule 12b-1 Plan for Class A shares of the Fund. Under the Plan, the Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of the Fund's average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Service fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses.

All compensation under the Plan for service fees will be paid to MassMutual and all compensation under the Plan for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries.

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the costs of your investment in the Class A shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

MassMutual may directly, or through the Distributor, pay cash compensation to persons who provide services on behalf of Class L or Class Y shares. This compensation is paid by MassMutual, not from Fund assets. MassMutual may pay intermediaries up to .15% of the amount invested for Class L shares, as compensation for performing third party administration and/or other shareholder services. MassMutual may also pay intermediaries up to .15% of the amount invested for the servicing of Class Y shares. The payments on account of Class L or Class Y shares will be based on criteria established by MassMutual. In the event that amounts paid by the Fund to MassMutual as administrative fees are deemed indirect financing of distribution or servicing costs for Class L or Class Y shares, the Fund has adopted distribution and servicing plans authorizing such payments. No additional fees are paid by the Fund under these plans. Compensation paid to brokers or other intermediaries for selling or providing services on account of Class A shares is described above under "Distribution and Service (Rule 12b-1) Fees". Where Class L or Class Y shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class A, Class L or Class Y shares will be paid quarterly, in arrears.

Investing In The Fund


Buying, Redeeming and Exchanging Shares

The Fund sells its shares at a price equal to their net asset value (NAV). The Fund generally determines its NAV at 4:00 p.m. Eastern time every day the New York Stock Exchange is open. Your purchase order will be priced at the next net asset value calculated after the transfer agent accepts your purchase order. The Fund will suspend selling its shares during any period when the determination of NAV is suspended. The Fund can reject any purchase order and can suspend purchases if it is in its best interest.

The Fund redeems its shares at their next NAV computed after the Fund's transfer agent receives your redemption request. You will usually receive payment for your shares within 7 days after the transfer agent receives your written redemption request. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from receipt of the check. The Fund can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund in the MassMutual Institutional Funds series. An exchange is treated as a sale of shares in one Fund, and a purchase of shares in another Fund at the NAV next determined after the transfer agent received the exchange request. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Fund may limit or refuse exchanges, if, in the opinion of
MassMutual:

 .  you have engaged in excessive trading;

 . the Fund receives or expects simultaneous orders affecting significant portions of the Fund's assets;

 . a pattern of exchanges occurs which coincides with a market timing strategy which may be disruptive to the Fund; or

 . the Fund would be unable to invest the Funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

The Fund reserves the right to modify or terminate the exchange privilege on 60 days' written notice.

The Fund does not accept purchase, redemption or exchange orders or compute its NAV on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Fund does not accept orders or price its shares. As a result, the NAV of the Fund's shares may change on days when you will not be able to buy or sell shares.

Determining Net Asset Value

We calculate the net asset value of each class of shares of the Fund separately. The NAV for shares of a Class of the Fund is determined by adding the current value of all of the Fund's assets attributable to that Class, subtracting the liabilities attributable to that Class and then dividing the resulting number by the total outstanding shares of the Class. The only assets of this Fund are its investments in the Master Portfolio. The Fund's investment in the Master Portfolio is valued at the Fund's proportionate interest in the NAV of the Master Portfolio. The Master Portfolio calculates the NAV of its shares on the same days and at the same time as the Fund.

The Master Portfolio's assets are valued based on current market prices. If such prices are not readily available, BGFA estimates the securities' fair value in accordance with guidelines approved by the Master Portfolio's Board of Trustees. Bonds and notes with remaining maturities of 60 days or less are valued using the amortized cost method.

The amortized cost method marks down any premium on short-term debt that the Master Portfolio buys, or makes up any discount at a constant rate until maturity. It does not reflect daily fluctuations in market value.

For further information regarding the methods employed in valuing the Master Portfolio's investments, see "Valuation of Portfolio Securities" in the Statement of Additional Information.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or federal funds wire transfer. You must submit any buy, sell or exchange orders in "good form" as described in your agreement.

Taxation and Distributions

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, if the Fund fails to distribute at least 98% of such income and gain in the calendar year in which it is earned, it will be subject to a 4% excise tax on the undistributed amount.

The Fund seeks to qualify as a regulated investment company by investing all of its assets in the Master Portfolio. Based upon the classification of the Master Portfolio as a non-publicly traded partnership for federal income tax purposes, the Master Investment Portfolio believes that the Master Portfolio will not be subject to federal income tax and will be deemed to "pass through" any interest, dividends, gains and losses of the Master Portfolio to the Fund in proportion to the Fund's interest in the Master Portfolio. If the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have recognized its allocable share of such income, regardless of whether or not such income has been distributed by the Master Portfolio. However, the Master Portfolio has represented that it seeks to minimize recognition by the Fund and other investors of interest, dividends and gains without a corresponding distribution.

Many investors, including most tax qualified plan investors, may be eligible for preferential federal income tax treatment on distributions received from the Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of the Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of the Fund.

Investors that do not receive preferential tax treatment are subject to federal income taxes on distributions received in respect of their shares. Distributions of the Fund's ordinary income and short-term capital gains (i.e., gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. Distributions are taxable to a shareholder even though they are paid from income or gains earned by the Fund prior to the shareholder's investment and thus were included in the NAV paid by the shareholder.

Any gain resulting from the exchange or redemption of an investor's shares in the Fund will generally be subject to tax. A loss incurred with respect to shares of the Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains distributions with respect to such shares.

The Master Portfolio's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Master Portfolio's yield on those securities would be decreased. Shareholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Master Portfolio's investments in foreign securities or foreign currencies may increase or accelerate the Master Portfolio's recognition of ordinary income and may affect the timing or amount of the Master Portfolio's, and hence the Fund's, distributions.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance since its inception on March 1, 1998. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available on request.


                                             Class A      Class Y     Class S
                                             -------      -------     -------

                                            Year ended  Year ended  Year ended
                                             02/28/99    02/28/99    02/28/99
                                           ------------ ----------- -----------
Net asset value, begining of period        $     10.00  $    10.00  $    10.00
                                           ------------ ----------- -----------
Income (loss) from investment operations:
   Net investment income                          0.06*       0.12*       0.13*
   Net realized and unrealized gain               1.78        1.78        1.78
                                           ------------ ----------- -----------
    Total income from investment
      operations                                  1.84        1.90        1.91
                                           ------------ ----------- -----------
Less distributions to shareholders:
   From net investment income                    (0.03)      (0.11)      (0.09)
                                           ------------ ----------- -----------
Net asset value, end of period             $     11.81  $    11.79  $    11.82
                                           ============ =========== ===========
Total Return                                     18.40%      18.98%      19.13%@

Ratios/Supplemental Data:

   Net assets, end of period (000's)              $118        $859    $426,687
   Net expenses to average daily net
     assets                                       1.09%       0.52%     0.4254%
   Net investment income to
    average daily net assets                      0.57%       1.09%       1.23%

   * Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of the operations.
   @ Employee retirement benefit plans that invest plan assets in the Separate
     Investment Accounts (SIAs) may be subject to certain charges as set forth in the respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

                                    APPENDIX
                         ADDITIONAL INVESTMENT POLICIES
                             AND RISK CONSIDERATIONS

Year 2000 Issue

Like other businesses and governments around the world, the Fund and the Master Portfolio could be adversely affected if the computer systems used by the Fund's and the Master Portfolio's service providers and those with which they do business do not properly recognize the year 2000. This is commonly known as the "Year 2000 issue."

In 1996, MassMutual, the Fund's administrator, began an enterprise-wide process of identifying, evaluating and implementing changes to its computer systems to address the Year 2000 issue. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual has advised the Fund that the Year 2000 issue is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Fund's other service providers, including the Master Portfolio, and others with which MassMutual and the Fund conduct business in order to identify and resolve Year 2000 issues. The Master Portfolio has advised MassMutual that its principal service providers are working on the changes necessary and they expect their systems to be ready in time. But there can, of course, be no assurance of success. Moreover, since the changes will affect virtually every organization, the companies or entities in which the Master Portfolio invests could also be negatively affected.


The Master Portfolio may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-Fundamental policies and therefore may be changed by the Board of Trustees without the consent of shareholders. Some of the more significant practices and associated risks are discussed below.

U.S. Government Securities

The Master Portfolio may invest in securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities." Obligations issued or guaranteed by U.S. government agencies or instrumentalities include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. Government. Some are backed by the full faith and credit of the United States (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Mortgage Corporation); some are supported by the right of the issuer to borrower from the U.S. Treasury in certain circumstances; and some are backed by only the credit of the issuer itself (e.g., Federal National Mortgage Association). There is no guarantee that the U.S. Government will pay interest and principal on securities on which it is not legally obligated to do so.

As a general matter, the value of debt instruments, including U.S. Government securities, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Foreign Securities

Since the stocks of some foreign issuers are included in the S&P 500(R) Index, the Master Portfolio may purchase securities of such foreign issuers.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. The Master Portfolio's ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for the Master Portfolio's agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Obligations of Foreign Governments, Banks and Corporations

The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities, such as the World Bank, the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank. The percentage of the Master Portfolio's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Master Portfolio may invest in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in U.S. dollars. These types of securities are more completely described in the Statement of Additional Information.

American Depositary Receipts and Similar Instruments

To the extent necessary to replicate the investment characteristics of the S&P 500(R) Index, the Master Portfolio may invest in foreign securities through American Depositary Receipts ("ADRs") and similar instruments convertible into securities of foreign issuers. ADRs represent securities or a pool of securities of an underlying foreign issuer. They are subject to many of the same risks as foreign securities. ADRs are more completely described in the Statement of Additional Information.

Repurchase Agreements

The Master Portfolio may enter into repurchase agreements. A repurchase agreement is a contract pursuant to which the Master Portfolio agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements.

Cash Positions

The Master Portfolio may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Master Portfolio's investment policies. To provide liquidity, the Master Portfolio may invest in investment grade debt securities, government obligations, or money market instruments. Where cash is held for liquidity purposes, the Master Portfolio may invest in repurchase agreements.

Investment Company Securities

The Master Portfolio may invest in securities issued by other open-end investment companies (mutual funds) that invest in the same type of securities in which the Master Portfolio invests. Applicable regulatory requirements limit the Master Portfolio's investment in such securities to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company and (iii) 10% of the Master Portfolio's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Master Portfolio may also purchase shares of exchange-listed closed-end funds.

Bank Obligations

The Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Statement of Additional Information provides a more detailed description of these securities.

Commercial Paper and Short-Term Corporate Debt Instruments

The Master Portfolio may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

Illiquid Securities

The Master Portfolio may hold up to 15% of the value of its net assets in restricted or illiquid securities. Such investments include securities that are not readily marketable, such as privately issued securities and other securities subject to legal or contractual restrictions on resale, or other types of securities for which there is no secondary market.

Securities Lending

The Master Portfolio may seek additional income by making loans of portfolio securities of not more than one-third of its total assets taken at current value. Lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by the Master Portfolio when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. The Master Portfolio may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned to the borrower or a placing broker.

Derivatives

The Master Portfolio may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index.

Futures and Options. The Master Portfolio may invest in index futures contracts and options on futures contracts. This tactic can reduce the costs associated with direct investing.

Index futures contracts are contracts to pay a fixed amount for each point change in a particular market index between the purchase date and the agreed-upon delivery date. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference in cash between the contract price and the market price on the agreed-upon date - the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher.

Unlike futures, which obligate both buyer and seller, options obligate only one of the parties to the transaction, either the buyer or the seller. They grant the other party a right, for a price, either to buy or sell a security, an index or a futures contract at a fixed sum any time up to an agreed-upon expiration date.

Index futures contracts and options on index futures contracts are generally considered derivatives - they derive their value from the prices of the indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices. The Master Portfolio offsets this exposure to increased loss with bank deposits or money market investments, stable holdings that offset the potential volatility of their derivative investments, as required by the Securities and Exchange Commission.

                         MASSMUTUAL INSTITUTIONAL FUNDS
                                1295 State Street
                        Springfield, Massachusetts 01111



Learning More About the Fund

You can learn more about the Fund by reading the Fund's Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the Report and a listing of portfolio securities. The SAI will provide you more detail regarding the organization and operation of the Fund, including its investment strategy. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Institutional Funds: You may request information about the Fund (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-743-5274 or by writing MassMutual Institutional Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: MassMutual Institutional Funds Coordinator, MIP C218.


From the SEC: You may review information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. (call 1-800-SEC-0330 for information regarding the operation of the SEC's public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Alternatively, if you have access to the Internet, you may obtain information about the Fund from the SEC's Internet site at http://www.sec.gov. When obtaining information about the Fund from the SEC, you may find it useful to reference the Fund's SEC file number: 881-8274.

                        MASSMUTUAL INDEXED EQUITY FUND
                               1295 State Street
                       Springfield, Massachusetts 01111





THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL INDEXED EQUITY FUND (THE "FUND"), A SERIES OF MASSMUTUAL INSTITUTIONAL FUNDS (THE "TRUST"), DATED JULY 1, 1999, AS AMENDED FROM TIME-TO-TIME, (THE "PROSPECTUS"). THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUND BY REFERENCE TO THE FUND'S ANNUAL REPORT AS OF FEBRUARY 28, 1999 (THE "ANNUAL REPORT"). TO OBTAIN A PROSPECTUS OR THE FUND'S ANNUAL REPORT AT NO CHARGE, CALL 1-888-743-5274, OR WRITE THE TRUST AT THE ABOVE ADDRESS.


No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or the Distributor. This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.






DATED JULY 1, 1999

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                          ----

GENERAL INFORMATION ...................................................    B-3
ADDITIONAL INVESTMENT POLICIES ........................................    B-3
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND .......................    B-9
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND ...................   B-10
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER PORTFOLIO ...........   B-l1
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER PORTFOLIO .......   B-12
MANAGEMENT OF THE TRUST ...............................................   B-12
COMPENSATION ..........................................................   B-17
CONTROL PERSON AND PRINCIPAL HOLDER OF SECURITIES .....................   B-18
MANAGEMENT OF THE FUND ................................................   B-18
FUND ADMINISTRATOR AND SUB-ADMINISTRATOR ..............................   B-19
THE DISTRIBUTOR .......................................................   B-19
CLASS A DISTRIBUTION AND SERVICE PLAN .................................   B-19
CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT ...............   B-20
INDEPENDENT PUBLIC ACCOUNTANT .........................................   B-20
INVESTMENT ADVISER AND OTHER MASTER PORTFOLIO SERVICE PROVIDERS .......   B-20
PORTFOLIO TRANSACTIONS AND BROKERAGE ..................................   B-22
SHAREHOLDER INVESTMENT ACCOUNT ........................................   B-23
REDEMPTION OF SHARES ..................................................   B-23
VALUATION OF PORTFOLIO SECURITIES .....................................   B-23
DESCRIPTION OF FUND SHARES ............................................   B-24
MASTER PORTFOLIO ORGANIZATION .........................................   B-24
INVESTMENT PERFORMANCE ................................................   B-25
TAXATION ..............................................................   B-27
EXPERTS ...............................................................   B-28
APPENDIX - DESCRIPTION OF SECURITIES RATINGS ..........................   B-29

                              GENERAL INFORMATION


MassMutual Institutional Funds (the "Trust") is a professionally managed, open-end investment company. This SAI describes MassMutual Indexed Equity Fund, a separate, diversified series of shares of the Trust (the "Fund"). The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended from time-to-time (the "Declaration of Trust").

                        ADDITIONAL INVESTMENT POLICIES


The Fund has a distinct investment objective which it pursues, as described in the Prospectus and below. The investment objective, fundamental investment policies and fundamental investment restrictions of the Fund may not be changed without the vote of a majority of the Fund's outstanding shares (which, under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information and in the Prospectus, means the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund). The Board of Trustees of the Trust may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval.

The investment objective of the Fund is to seek to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies. The Fund seeks to achieve its investment objective by investing all of its assets in the S&P 500(R) Index Master Portfolio (the "Master Portfolio"), which is a series of Master Investment Portfolio ("MIP"), an open-end, management investment company, rather than in a portfolio of securities. Investment of the Fund's assets in the Master Portfolio is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio.

The following discussion elaborates on the presentation of the types of securities in which the Master Portfolio may invest and further describes the Master Portfolio's investment policies contained in the Prospectus. For a description of the ratings of corporate debt securities and money market instruments in which the Master Portfolio may invest, reference should be made to the Appendix to this Statement of Additional Information.

Portfolio Securities

Bank Obligations. The Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit ("CD's") are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Short-Term Instruments and Temporary Investments. The Master Portfolio may invest in high-quality money market instruments on an ongoing basis to provide liquidity or for temporary purposes when there is an unexpected level of shareholder purchases or redemptions. The instruments in which the Master Portfolio may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and
(vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

Commercial Paper and Short-Term Corporate Debt Instruments. The Master Portfolio may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

Obligations of Foreign Governments, Banks and Corporations. The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank. The percentage of the Master Portfolio's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

American Depositary Receipts and Similar Instruments. To the extent necessary to replicate the investment characteristics of the S&P 500(R) Index, the Master Portfolio may invest in foreign securities through American Depositary Receipts ("ADRs") and similar instruments convertible into securities of foreign issuers. ADRs represent securities or a poo1 of securities of an underlying foreign issuer. They are subject to many of the same risks as foreign securities.

These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. Stock Exchange that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR.

Management Policies

Repurchase Agreements. The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Master Portfolio's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Master Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commissions (the "SEC") to be loans by the Master Portfolio under the 1940 Act. The Master Portfolio may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

Floating- and Variable-Rate Obligations. The Master Portfolio may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Master Portfolio may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio's portfolio. The Master Portfolio will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

Futures Contracts and Options on Futures Contracts. The Master Portfolio may enter into futures contracts and may purchase and write options thereon. The Master Portfolio may use futures contracts as a hedge against the effects of interest rate changes or changes in the market value of stocks comprising the index in which the Master Portfolio invests. In managing its cash flows, the Master Portfolio may use futures contracts as a substitute for holding the designated securities underlying the futures contract. The Master Portfolio may also use futures contracts as a substitute for a comparable market position in the underlying securities.

A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. At the time it enters into a futures transaction, the Master Portfolio is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually "marked to market." Futures contracts and exchange-traded options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

Upon exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Master Portfolio.

Transactions by the Master Portfolio in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Master Portfolio's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Although the Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Master Portfolio to substantial losses. If it is not possible, or if the Master Portfolio determines not to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments on variation margin.

In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolio will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such 5%.

Stock Index Futures and Options on Stock Index Futures. The Master Portfolio may invest in stock index futures contracts and options on stock index futures contracts as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Master Portfolio seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

Future Developments. The Master Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, the Master Portfolio will provide appropriate disclosure in its prospectus.

Loans of Portfolio Securities. The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Master Portfolio with respect to the loan is maintained with the Master Portfolio. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser, BGFA, considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. The Master Portfolio does not enter into any portfolio security lending arrangements having a duration longer than one year. Any securities that the Master Portfolio receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Master Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Master Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Master Portfolio any accrued income on those securities, and the Master Portfolio may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Master Portfolio will not lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by the Master Portfolio are subject to termination at the Master Portfolio's or the borrower's option. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loan securities. The Master Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers are not permitted to be affiliated, directly or indirectly, to the Master Portfolio, BGFA, MIP or Stephens, Inc. ("Stephens"), the Master Portfolio's placement agent and co-administrator.

Investments in Warrants. The Master Portfolio may invest up to 5% of its net assets at the time of purchase in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Master Portfolio may only purchase warrants on securities in which the Master Portfolio may invest directly.

Unrated, Downgraded and Below Investment Grade Investments. The Master Portfolio may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Master Portfolio. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event will require a sale of such security by the Master Portfolio provided that the amount of such securities held by the Master Portfolio does not exceed 5% of the Master Portfolio's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information. The ratings of Moody's and S&P are more fully described in the Appendix to this Statement of Additional Information.

Because the Master Portfolio is not required to sell downgraded securities, the Master Portfolio could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or in unrated, low quality (below investment grade) securities. Although they may offer higher yields than do higher rated securities, low rated, and unrated, low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated, low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Master Portfolio's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Master Portfolio's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated, low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated, low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Master Portfolio to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Master Portfolio held exclusively higher rated or higher quality securities.

Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated, low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Master Portfolio may incur additional expenses to seek recovery.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Master Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, as investment advisor, are of comparable quality to issuers of other permitted investments of the Master Portfolio may be used for letter of credit-backed investments.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. The Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Master Portfolio will generally purchase securities with the intention of acquiring them, the Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

The Master Portfolio may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Master Portfolio currently does not intend on investing more than 5% of its assets in when-issued securities during the coming year. The Master Portfolio will establish a segregated account in which it will maintain cash or liquid securities in an amount at least equal in value to the Master Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Master Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Borrowing Money. As a fundamental policy, the Master Portfolio is permitted to borrow to the extent permitted under the 1940 Act. However, the Master Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and may borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Master Portfolio's total assets, the Master Portfolio will not make any new investments.

Glass-Steagall Act Considerations. Independent legal counsel to MIP and special counsel to BGFA has advised MIP and BGFA that BGFA and its affiliates may perform the services contemplated by the Investment Advisory Contract and the Prospectus without violation of the Glass-Steagall Act. However, there are no controlling judicial or administrative interpretations or decisions and that future interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

Banking Relationships. BGFA, Barclays and their affiliates deal, trade and invest for their own account in the types of securities in which the Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by the Master Portfolio.

Disclaimer

NEITHER THE FUND NOR THE MASTER PORTFOLIO IS SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S ("S&P"). S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE FUND, THE MASTER PORTFOLIO OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 500(R) INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO THE FUND IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P WITHOUT REGARD TO THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 500(R) INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND'S SHARES OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND'S SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND'S SHARES ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND'S SHARES.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND
                -----------------------------------------------
The Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this Statement of Additional Information and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated (except with respect to restriction No. 7 below) unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund. The Trust may not, on behalf of the Fund:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities and (ii) any industry in which the S&P 500(R) Index becomes concentrated to the same degree during the same period, and provided further, that the Fund may invest all its assets in a diversified open-end management investment company, or series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard for the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes;

     (4) purchase securities on margin (except for short-term credit necessary for the clearance of transactions and except for margin deposits in connection with options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes);

     (5) act as an underwriter of securities of other issuers, except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), by virtue of disposing of portfolio securities and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute acting as an underwriter for purposes of this paragraph (5);

     (6) issue senior securities, except as permitted by the 1940 Act;

     (7) borrow money, except as permitted by the 1940 Act. The 1940 Act currently permits the Fund to borrow from any bank; provided, that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all borrowings of the Fund; and provided further, that in the event that such asset coverage shall at any time fall below 300 per centum the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum. For purposes of this investment restriction, the Fund's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Fund;

     (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or other investment companies) if, as a result, with respect to 75% of its total assets, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or, (ii) the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; or

     (9) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

              NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND
              ---------------------------------------------------

In addition to the fundamental investment restrictions described above, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, the Fund:

     (1) may not, unless required by its investment strategy of replicating the composition of a published market index, purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets, provided that this restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio;

     (2) reserves the right to invest up to 15% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days or other illiquid securities, provided that in circumstances where fluctuations in value result in the Fund's investment in illiquid securities constituting more than 15% of the current value of its net assets, the Fund will take reasonable steps to reduce its investments in illiquid securities until such investments constitute no more than 15% of the Fund's net assets;

     (3) may not purchase, sell or write puts, calls or combinations thereof, except as may be described in this Statement of Additional Information and the Fund's Prospectus; and

     (4) may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(l) of the 1940 Act.

           FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER PORTFOLIO
           -----------------------------------------------------------

The Master Portfolio is subject to the following investment limitations which cannot be changed without approval of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities.

The Master Portfolio may not:

     (1) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation;

     (2) hold more than 10% of the outstanding voting securities of any single issuer. This investment restriction applies only with respect to 75% of its total assets;

     (3) invest in commodities, except that the Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes;

     (4) purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate;

     (5) borrow money, except to the extent permitted under the 1940 Act, and except that the Master Portfolio may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

     (6) make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and MIP's Board of Trustees;

     (7) act as an underwriter of securities of other issuers, except to the extent the Master Portfolio may be deemed an underwriter under the 1933 Act by virtue of disposing of portfolio securities;

     (8) invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries and except that there shall be no limitation with respect to investments in
         (i) obligations of the U.S. Government, its agencies or instrumentalities; and (ii) any industry in which the S&P 500(R) Index becomes concentrated to the same degree during the same period (the Master Portfolio will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry);

     (9) issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in paragraphs (3) and (5) above may be deemed to give rise to a senior security; or

     (10)purchase securities on margin, but the Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER PORTFOLIO
         ---------------------------------------------------------------

The Master Portfolio is subject to the following non-fundamental operating policies which may be changed by the Board of Trustees of the Master Portfolio without the approval of the holders of the Master Portfolio's outstanding securities.

      (1) The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's net assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

     (2) The Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable with seven days.

     (3) The Master Portfolio may lend securities from its portfolio to brokers, dealer and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.



                             MANAGEMENT OF THE TRUST
                             -----------------------

The Trust has a Board of Trustees, a majority of which must not be "Interested Persons" as defined in the 1940 Act. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations during the past five years and other principal business affiliations.

Stuart H. Reese*             Chairman, Trustee and President of the Trust
1295 State Street
Springfield, MA 01111
Age: 44

         Chief Investment Officer (since 1999), Chief Executive Director (1997-1999), Executive Director (1996-1997), Senior Vice President (1993-1997), MassMutual; President (since 1995), Executive Vice President (1993-1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 1996), Antares Capital Corporation (finance company) and Charter

* Trustee who is an "interested person" of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

         Oak Capital Management, Inc. (investment adviser); President and Director (since 1996), HYP Management, Inc. (managing member of MassMutual High Yield Partners II LLC), and MMHC Investment, Inc. (investor in funds sponsored by MassMutual); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); Director (1994-1996), Pace Industries (aluminum die caster); Advisory Board Member (since
         1995), Kirtland Capital Partners; President (since 1994), Chairman and Trustee (since 1999) MML Series Investment Fund (open-end investment company).

Ronald J. Abdow                      Trustee of the Trust
1400 Elm Street
West Springfield, MA 01089
Age: 68

         President, Abdow Corporation (operator of restaurants); General Partner, Grove Investment Group (apartment building syndicator); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Trustee (since 1993), MML Series Investment Fund (open-end investment company).

Richard H. Ayers                     Trustee of the Trust
176 Sewall Road
Wolfreboro, NH 03894
Age: 57

         Retired; former adviser to Chairman (since 1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Director, Southern New England Telecommunications Corp. and Perkin Elmer Corp.; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Mary E. Boland                       Trustee of the Trust
67 Market Street
Springfield, MA 01102
Age: 60

         Attorney at Law, Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), SIS and Family Bank, F.S.B. (formerly SIS Bank); Trustee (since 1973), MML Series Investment Fund (open-end investment company).

David E.A. Carson                    Trustee of the Trust
850 Main Street
Bridgeport, CT 06604
Age: 65

         Chairman and Chief Executive Officer (since 1997), President and Chief Executive Officer (1985-1997), People's Bank; Director, United Illuminating Co. (electric utility); Trustee, American Skandia Trust (open-end investment company); Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Richard G. Dooley*                   Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 70

         Consultant (since 1993), MassMutual; Director (since 1996), Investment Technology Group Inc.; Director, The Advest Group, Inc. (financial services holding company), HSB Group Inc. (formerly known as Hartford Steam Boiler Inspection and Insurance Co.), Nellie Mae; Director, Kimco Realty Corp. (shopping center ownership and management); Director (since 1993), Jefferies Group, Inc. (financial services holding company); Vice Chairman (since 1995), Chairman (1982-1995), Director (since 1974), MassMutual Corporate Investors, and Vice Chairman (since
         1995), Director (since 1988), Chairman (1988-1995), MassMutual Participation Investors (closed-end investment companies); Vice Chairman (since 1995), Chairman (1988-1995), Trustee (since 1995) MML Series Investment Fund (open-end investment company); Director (since
         1996), Charter Oak Capital Management, Inc.

Richard W. Greene                    Trustee of the Trust
University Of Rochester
Rochester, NY 14627
Age: 63

         Vice President for Investments and Treasurer (since 1998); Executive Vice President and Treasurer (1986-1998), University of Rochester (private university); Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Beverly L. Hamilton                  Trustee of the Trust
515 South Flower Street
Los Angeles, CA 90017
Age: 53

         President (since 1991), ARCO Investment Management Co.; Director, Connecticut Natural Gas; Director, Emerging Markets Growth Fund (closed-end investment company); Director (since 1997), United Asset Management Corp. (investment management); Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr.             Trustee of the Trust
1441 Main Street
Springfield, MA 01102
Age: 57

         Chairman, SIS and Family F.S.B. (formerly SIS Bank); President, Chief Executive Officer and Director (1993-1999), SIS Bancorp, Inc. and SIS Bank (formerly, Springfield Institution for Savings); Director (since
         1999), People's Heritage Financial Group; Chairman and Chief Executive Officer (1990-1993), Bank of Ireland First Holdings, Inc. and First New Hampshire Banks; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Charles J. McCarthy                  Trustee of the Trust
181 Eton Road
Longmeadow, MA 01106
Age: 76

         Proprietor, Synectics Financial Company (venture capital activities, business consulting and investments); Trustee, MML Series Investment Fund (open-end investment company).



----------------

* Trustee who is an "interested person" of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

                                     Trustee of the Trust
Robert J. O'Connell*
1295 State Street
Springfield, MA 01111
Age:  56

         President, Chief Executive Officer, Director, Member, Board Affairs Committee and Dividend Policy Committee, Chairman Investment Committee of MassMutual (since 1999); Director, C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual), Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment advisory subsidiary of MassMutual Holding Trust I), One Financial Plaza, Suite 1700, Hartford, Connecticut; DLB Acquisition Corporation (holding company for investment advisers), MassMutual Holding MSC, Inc., Trustee, MassMutual Holding Trust II (wholly-owned holding company subsidiaries of MassMutual Holding Co.), MassMutual Holding Trust I (wholly-owned holding company subsidiary of MassMutual Holding Co.), Director, MassMutual International, Inc., (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies, MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual), MassMutual Benefits Management, Inc., Life Office Management Association (since 1999); Director, President and Chief Executive Officer (1991-1998), AIG Life Insurance Company, American International Life Assurance of New York, Delaware American Life Insurance Co., Pacific Union Assurance Company; Director (1991-1998) AIG Life Insurance Company of Puerto Rico; Senior Vice President (1991-1998), Life Insurance of American International Group, Inc., American Life Insurance Company, DE; Senior Vice President, Group Management Division (1991-1998) of American International Group, Inc.; Trustee (since 1999), MML Series Investment Fund (open-end investment company).

John H. Southworth                   Trustee of the Trust
195 Eton Road
Longmeadow, MA 01106
Age:  71

         Chairman (since 1994), Southworth Company (manufacturer of paper and calendars); Director (since 1995), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Trustee, MML Series Investment Fund (open-end investment company).

Michael D. Hays                      Chief Financial Officer of the Trust
1295 State Street
Springfield, MA 01111
Age:  56

         Senior Vice President (since 1998), Senior Vice President and Actuary (1986-1998), MassMutual.


Mary Wilson Kibbe                    Senior Vice President of the Trust
1295 State Street
Springfield, MA 01111
Age:  45

         Executive Director (since 1982), Senior Managing Director (1996-1997), Vice President and Managing Director (1991-1996), MassMutual; Senior Vice President (since 1996), HYP Management, Inc. (managing member of MassMutual High Yield Partners II LLC) and MMHC Investment, Inc. (investor in funds sponsored by MassMutual); Senior Vice President (since 1994), MML Series Investment Fund (open-end investment company); Vice President, MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies); Vice President (1991-1995), Oppenheimer Investment Grade Bond Fund (open-end investment company).


-------------------
* Trustee who is an "interested person" of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Stephen L. Kuhn                      Vice President and Secretary of the Trust
1295 State Street
Springfield, MA 01111
Age:  52

         Senior Vice President and Deputy General Counsel (since 1999), MassMutual; Vice President and Associate General Counsel (1992-1998), MassMutual; Vice President and Secretary, MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies); Assistant Secretary (since 1996), Antares Capital Corporation (finance company); Chief Legal Officer and Assistant Secretary (since 1995), DLB Acquisition Corporation (holding company for investment advisers); Assistant Secretary (since 1997), Oppenheimer Acquisition Corporation (holding company for investment advisers); Vice President and Secretary (since 1989), MML Series Investment Company (open-end investment company).

Charles C. McCobb, Jr.               Vice President of the Trust
1295 State Street
Springfield, MA 01111
Age:  55

         Managing Director (since 1997), MassMutual; Managing Director and Vice President (1994-1997), Citicorp, Inc. (banking); Managing Director (1985-1994), Aetna Life & Casualty Company (insurance company); Vice President (since 1996), and Chief Financial Officer (since 1998), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Chief Financial Officer (since 1998) MMHC Investment Inc., HYP Management, Inc. MMCI Subsidiary Trust and MMPI Subsidiary Trust (wholly-owned subsidiaries of MassMutual Corporate Investors and MassMutual Participation Investors, respectively).

Edmond F. Ryan                       Vice President of the Trust
1295 State Street
Springfield, MA 01111

Age:  50

         Senior Vice President (since 1995), Vice President (1985-1995), MassMutual.

Vernon J. Meyer                      Vice President of the Trust
1295 State Street
Springfield, MA 01111

Age:  35

         Vice President (since 1998); Second Vice President (1994-1998), Assistant Vice President and Director (1993-1994), MassMutual.

Mark B. Ackerman                     Treasurer of the Trust
1295 State Street
Springfield, MA 01111
Age:  33

         Investment Director (since 1996), Associate Investment Director (1994-1996), MassMutual; Controller (1998), Treasurer (since 1998), Associate Treasurer (1995-1997), MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies); Comptroller (since 1997), Associate Treasurer (1995-1996), MML Series Investment Fund (open-end investment company); Vice President (since
         1998), HYP Management, Inc.; Comptroller (1998), Treasurer (since
         1998), MMCI Subsidiary Trust and MMPI Subsidiary Trust (wholly-owned subsidiaries of MassMutual Corporate Investors and MassMutual Participation Investors, respectively).

The Audit Committee makes recommendations to the Trustees as to the engagement or discharge of the Trust's independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust's independent auditors the results of the audit engagement, and considers the audit fees. The Nominating Committee consists of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or any adviser and considers making all nominations for non-interested members of the Board of Trustees. The selection and nomination of management nominees for such vacancies is committed to the discretion of the Nominating Committee. The Investment Pricing Committee determines the fair value of securities for which market quotations are not readily available.

                                  COMPENSATION
                                  ------------

The Trust, on behalf of the Fund, pays each of its Trustees who is not an officer or employee of Massachusetts Mutual Life Insurance Company ("MassMutual") a fee of $2,000 per quarter plus $2,000 per meeting attended. Such Trustees who serve on the Audit Committee of the Trust are paid an additional fee of $1,000 per year. Such Trustees who serve on the Nominating Committee or the Investment Pricing Committee are paid an additional fee of $500 per meeting attended. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

The following table discloses the compensation paid to the Registrant's non-interested trustees for the fiscal year ended December 31, 1998. The Registrant has no pension, retirement, or deferred compensation plans. All of the non-interested Trustees also serve as Trustees of one other investment company managed by MassMutual. Total Compensation from Registrant and Fund Complex reflects compensation paid in the fiscal year ended December 31, 1998.

----------------------------------------------------------------------------------------------
                                                                  Total Compensation
                                                                  From Registrant and
                                  Aggregate              Fund Complex (includes compensation
   Name/Position         Compensation from Registrant    from one other investment company)
----------------------------------------------------------------------------------------------
Ronald J. Abdow
Trustee                           $16,000                              $32,000
----------------------------------------------------------------------------------------------

Richard H. Ayers
Trustee                            16,000                               32,000
----------------------------------------------------------------------------------------------

Mary E. Boland
Trustee                            16,000                               32,000
----------------------------------------------------------------------------------------------

David E. A. Carson
Trustee                            16,000                               32,000
----------------------------------------------------------------------------------------------

Richard W. Greene
Trustee                            16,000                               32,000
----------------------------------------------------------------------------------------------

Beverly L. Hamilton
Trustee                            16,000                               32,000
----------------------------------------------------------------------------------------------

F. William Marshall, Jr.
Trustee                            16,000                               32,000
----------------------------------------------------------------------------------------------

Charles J. McCarthy
Trustee                            17,000                               34,000
----------------------------------------------------------------------------------------------

John H. Southworth
Trustee                            17,000                               34,000
----------------------------------------------------------------------------------------------


The officers and Trustees of the Trust as a group own less than 1% of any class of any series of outstanding shares of the Trust.

The Trust's shareholders have the right, upon the declaration in writing or vote of at least two-thirds of the votes represented by its outstanding shares, to remove a Trustee. The Trustees shall call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of shares representing at least

10% of all of the votes represented by all outstanding shares of the Trust. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures for a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by the form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books of the Trust, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing regarding the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections, or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any such objections or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

On any matters submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series of the Trust or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more of the series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that any matter affects only the interests of one or more series or classes, then only shareholders of such series or class shall be entitled to vote thereon. Shareholder inquiries should be directed to MassMutual Institutional Funds, 1295 State Street, Springfield, Massachusetts 01111.

                CONTROL PERSON AND PRINCIPAL HOLDER OF SECURITIES
                -------------------------------------------------

MassMutual may be deemed a control person (as that term is defined in the 1940
Act) of the Trust in that certain of its separate accounts and its provision of seed money for the Trust together constituted 100% of the shares of the Class A, Class S and Class L shares of the Fund of the Trust as of June 1, 1999.

The following shareholders may be deemed control persons (as defined in the Act) of the Trust in that they beneficially own more than 5% of the Class Y shares of the Fund as of June 1, 1999: Novus International, Inc., 530 Maryville Center Drive, St. Louis, Missouri 63141, owned 14.91% of the Class Y shares of the Fund; Novus International, Inc. SERP, 530 Maryville Center Drive, St. Louis, Missouri 63141, owned 5.96% of the Class Y shares of the Fund; CGF Enterprises, Inc., P.O. Box 249, Mandeville, Louisiana 70470-0249, owned 6.00% of the Class Y shares of the Fund; Zen-Noh Grain Corporation, P.O. Box 249, Mandeville, Louisiana 70470-0249, owned 5.20% of the Class Y shares of the Fund; Arthur J. Gallagher & Co., Two Pierce Place, Itasca, Illinois 60143, owned 12.25% of the Class Y shares of the Fund.

                             MANAGEMENT OF THE FUND
                             ----------------------

The Fund has not retained the services of an investment adviser because the Fund's assets are invested in the Master Portfolio, which has retained investment advisory services. See "Investment Adviser to the Master Portfolio" below. The Fund bears a pro rata portion of the investment advisory and certain other fees paid by the Master Portfolio, such as accounting, legal and SEC registration fees. The Fund is also responsible for its own expenses relating to, among other things, administrative, custodial and fund accounting services, and transfer and dividend-disbursing agency services.

                    FUND ADMINISTRATOR AND SUB-ADMINISTRATOR
                    ----------------------------------------

MassMutual has entered into an administrative services agreement ("Administrative Services Agreement") with the Fund pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some Class expenses, such as federal and state registration fees, printing and postage. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Fund pursuant to the Administrative Services Agreement. The Trust, on behalf of the Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Fund equal to .5345% for Class A shares; .5345% for Class L shares; .3845% for Class Y shares; and .3545% for Class S shares. MassMutual has entered into a sub-administration agreement with Investors Bank & Trust Company ("IBT"). As sub-administrator, IBT generally assists in all aspects of fund administration. IBT is compensated by MassMutual for providing administrative services to the Fund. IBT also serves as the sub-administrator to the Master Portfolio and is compensated by BGI (defined below) for providing administrative services to the Master Portfolio.

The Fund commenced operations on March 1, 1998, and for fiscal year ending February 28, 1999, the Fund paid $884,446 in administrative fees to MassMutual.

                                 THE DISTRIBUTOR
                                 ---------------

The Trust's shares are continuously distributed by MML Distributors, LLC (the "Distributor") pursuant to a General Distribution Agreement with the Trust dated May 3, 1999 (the "Distribution Agreement"). The Distributor pays commissions to its selling dealers as well as the cost of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Fund. The Distributor is a majority-owned subsidiary of MassMutual.

The Distribution Agreement has an initial two-year term and will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

                      CLASS A DISTRIBUTION AND SERVICE PLAN
                      -------------------------------------

The Trust has adopted, with respect to the Class A shares of the Fund, an Amended and Restated Distribution and Service Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan, approved the Plan on May 3, 1999. Under the terms of the Plan, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of the Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund ("Distribution Fee") and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the "Servicing Fee") to Class A shareholders. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A shares of the Fund, including, but not limited to, compensation to, and expenses (included overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A shares, preparing, printing and delivering prospectuses and reports for other than existing Class A shareholders, providing facilities to answer questions from other than existing Class A shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A shares.

The Servicing Fee may be spent by MassMutual on personal services rendered to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts. MassMutual's Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (included overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the process of redemption requests for Class A shares or the processing of dividend payments with respect to Class A shares; who prepare, print and deliver prospectuses of Class A shares; who provide information periodically to Class A shareholders showing their position in Class A shares; who issue account statements to Class A shareholders; who furnish shareholding sub-accounting; who forward communications from the Fund to Class A shareholders; who render advice regarding particular shareholder account options offered by the Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A shareholders; who respond to inquiries from Class A shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

The Plan provides that it may not be amended to materially increase the costs which Class A shareholders may bear under the Plan without the approval of a majority of the outstanding Class A shares of the Fund.

The Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. The Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. The Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The Conduct Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that the fees paid to MassMutual pursuant to the Plan will qualify as "service fees" and therefore will not be limited by NASD rules.

The Fund did not commence operations until March 1, 1998. Under a previous 12b-l service plan for Class A shares of the Fund that was adopted as of March 1, 1998, the Trust paid service fees for the fiscal year ending February 28, 1999 of approximately $266.

             CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT
             -------------------------------------------------------

IBT, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Fund's investments (the "Custodian") and is the Fund's transfer agent and dividend disbursing agent (the "Transfer Agent"). The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Fund.

                          INDEPENDENT PUBLIC ACCOUNTANT
                          -----------------------------

Deloitte & Touche LLP, located at Two World Financial Center, New York, New York 10281, is the Trust's independent public accountant. PricewaterhouseCoopers ("PwC") resigned as the Trust's independent public accountant, effective February 23, 1999, after consultation with the staff of the Securities and Exchange Commission ("SEC") on the issue of its independence to the Trust. Deloitte & Touche LLP was approved as the Trust's independent public accountant by the Board of Trustees for fiscal years 1998 and 1999. PwC did not resign as a result of a disagreement on any matters relating to the accounting principles or practices, financial statement disclosures or auditing scope procedures.

         INVESTMENT ADVISER AND OTHER MASTER PORTFOLIO SERVICE PROVIDERS
         ---------------------------------------------------------------

The following information supplements and should be read in conjunction with information set forth in the Prospectus regarding the investment adviser and other service providers of the Master Portfolio.

Investment Adviser to the Master Portfolio

BGFA provides investment advisory services to the Master Portfolio pursuant to an Investment Advisory Contract (the "BGFA Advisory Contract") with MIP, dated January 1, 1996. For providing these investment advisory services, BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio. As to the Master Portfolio, the BGFA Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority of the outstanding voting securities of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to the Master Portfolio, the BGFA Advisory Contract is terminable without penalty, on 60 days' written notice, by either party. The BGFA Advisory Contract will terminate automatically, in the event of its assignment (as defined in the 1940 Act).


For the fiscal years ended February 28, 1997, February 28, 1998 and February 28, 1999, the Master Portfolio paid the following advisory fees to BGFA, without waivers:

          Year Ended            Year Ended           Year Ended
        February 28, 1997     February 28, 1998    February 28, 1999
        -----------------     -----------------    -----------------
            $577,637              $939,051            $1,353,414

Other Service Providers

Co-Administrators. Stephens and Barclays Global Investors, N.A. ("BGI") are the Master Portfolio's co-administrators. Stephens and BGI provide the Master Portfolio with administrative services, including general supervision of the Master Portfolio's non-investment operations, coordination of the other services provided to the Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to MIP's trustees and officers. Stephens also furnishes office space and certain facilities to conduct the Master Portfolio's business, and compensates MIP's trustees, officers and employees who are affiliated with Stephens. Stephens and BGI are not entitled to compensation for providing administration services to the Master Portfolio. BGI has delegated certain of its duties as co-administrator to IBT. IBT, as sub-administrator, is compensated by BGI for performing certain administration services.

Placement Agent. Stephens is the placement agent for the Master Portfolio. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years, including discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments. Stephens does not receive compensation for acting as placement agent. Registered broker/dealers and investment companies, insurance company separate accounts, common and commingled trust funds, group trust and similar organizations and entities which constitute accredited investors, as defined in the regulations adopted under the Securities Act of 1933, as amended, may continuously invest in the Master Portfolio of MIP.

Custodian. IBT currently acts as the Master Portfolio's custodian. The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Master Portfolio, receives and delivers all assets for the Master Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Master Portfolio and pays all of its expenses. The custodian is in no way responsible for any of the investment policies or decisions of the Fund or the Master Portfolio. IBT is not entitled to receive compensation for its services as custodian so long as it is entitled to receive fees from BGI for providing sub-administration services to the Master Portfolio.


Transfer and Dividend Disbursing Agent. IBT also acts as the Master Portfolio's transfer and dividend disbursing agent. Prior to March 2, 1998, Wells Fargo Bank served as transfer and dividend disbursing agent.

Independent Auditor. KPMG LLP has been selected as the independent auditor for MIP. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE
                      ------------------------------------

BGFA assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to shareholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates over 100% are likely to result in comparatively greater brokerage expenses.

Brokerage Commissions. For the fiscal years ended February 28, 1997, February 28, 1998 and February 28, 1999, the Master Portfolio paid the dollar amounts of brokerage commissions indicated below. None of these brokerage commissions were paid to affiliated brokers.

                                Commissions Paid

       Year Ended                  Year Ended                  Year Ended
    February 29, 1997           February 27, 1998          February 28, 1999
    -----------------           -----------------          -----------------
       $69,826                     $112,100                   $366,484

Securities of Regular Broker/Dealers. As of February 28, 1999, the Master Portfolio owned securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

              Broker/Dealer                              Amount
              -------------                              ------
          Lehman Brothers Holding Inc.                $  2,116,979
          Merrill Lynch & Co.                         $  9,327,888
          J.P. Morgan                                 $  6,682,126
          Morgan Stanley Dean Witter                  $303,929,129

                        SHAREHOLDER INVESTMENT ACCOUNT
                        ------------------------------

A Shareholder Investment Account is established for each Investor in the Fund./1/ Each account contains a record of the shares of the Fund maintained by the Fund's Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the Investor will be mailed a statement showing the transaction and the status of the account.

                             REDEMPTION OF SHARES
                             --------------------

With respect to the Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of net asset value (a) for any period during which the New York Stock Exchange ("NYSE") is closed (other than for customary weekend and holiday closing), (b) for any period during which trading in the markets the Fund normally uses is restricted, (c) when an emergency exists as determined by the SEC so that disposal of the Fund's investments or a determination of its net asset value is not reasonably practicable, or (d) for such other periods as the SEC by order may permit for the protection of the Trust's shareholders. While the Trust's Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of $250,000 or 1% of the Fund's net assets.

                       VALUATION OF PORTFOLIO SECURITIES
                       ---------------------------------

The net asset value per share of the Fund is determined by the Fund's Custodian at 4:00 p.m., Eastern Time, on each day the NYSE is open for trading and the Custodian is open for business. The NYSE currently is not open for trading on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions.

The securities of the Master Portfolio, including covered call options written by the Master Portfolio, are valued as discussed below. Domestic securities are valued at the last sale price on the domestic securities or commodities exchange or national securities market on which such securities primarily are traded. Securities not listed on a domestic exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Portfolio securities which are traded primarily on foreign securities or commodities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities is determined by BGFA in accordance with guidelines approved by MIP's Board of Trustees. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by BGFA in accordance with such guidelines.

Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's Board of Trustees, are valued at fair value as determined in good faith by BGFA in accordance with guidelines approved by MIP's Board of Trustees. BGFA and MIP's Board of Trustees periodically review the method of valuation. In making its good faith valuation of restricted securities, BGFA generally takes the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount is revised periodically if it is believed that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by MIP's Board of Trustees.


-----------------------

/1/ "Investor" includes a plan sponsor, plan fiduciary, trustee, institutional investor, insurance company separate investment account and/or any other person or entity described in the Prospectus as an eligible purchaser of shares, that purchases shares of the Trust.

The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more series of the Trust are to be allocated in proportion to the net asset values of the respective series except where allocations of direct expenses can otherwise be fairly made. Each class of shares of the Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the net asset values of the respective classes.

                          DESCRIPTION OF FUND SHARES
                          --------------------------

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                          MASTER PORTFOLIO ORGANIZATION
                          -----------------------------

The Master Portfolio is a series of MIP, an open-end, series management investment company organized as a Delaware business trust. MIP was organized on October 21, 1993. In accordance with Delaware law and in connection with the tax treatment sought by MIP, MIP's Declaration of Trust provides that its investors are personally responsible for MIP liabilities and obligations, but only to the extent MIP's property is insufficient to satisfy such liabilities and obligations. MIP's Declaration of Trust also provides that MIP must maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

MIP's Declaration of Trust further provides that obligations of MIP are not binding upon its trustees individually but only upon the property of MIP and that the trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee's office.

Pursuant to MIP's Declaration of Trust, MIP's Trustees are authorized to issue shares of beneficial interests in the Master Portfolio. Investors are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of the Master Portfolio. Upon liquidation or dissolution of the Master Portfolio, investors are entitled to share pro rata in the Master Portfolio's net assets available for distribution to its investors. Investments in the Master Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in the Master Portfolio may not be transferred. No certificates are issued.

Each investor is entitled to vote, with respect to matters affecting MIP's portfolios, in proportion to the amount of its investment in MIP. Investors in MIP do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interest in MIP may elect all of the Trustees of MIP if they choose to do so and in such event the other investors in MIP would not be able to elect any Trustee. MIP is not required to hold annual meetings of investors but MIP may hold special meetings of investors when in the judgment of MIP's Trustees it is necessary or desirable to submit matters for an investor vote.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as MIP, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series of MIP affected by such matter. Rule 18f-2 further provides that the Master Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of the Master Portfolio in the matter are identical or that the matter does not affect any interest of the Master Portfolio. However, the Rule exempts the selection of independent accountants and the election of trustees from the separate voting requirements of the Rule.

Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will either hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders, or vote the shares of the Master Portfolio held by it in the same proportion as the vote of all other holders of such security. If the Fund is requested to vote on matters pertaining to the Master Portfolio and the Fund holds a meeting of the Fund's shareholders, the Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

                            INVESTMENT PERFORMANCE
                            ----------------------

The total return figures for the Fund may be provided in reports, sales literature and advertisements. Total return quotations will be based upon a stated period and will be computed by determining the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

                                 P(1 + T)n = ERV

         Where:        P = a hypothetical initial payment of $1000.
                       T = average annual total return.
                       n = number of years.
                     ERV = ending redeemable value at the end of the stated
                           period of a hypothetical $1000 payment
                     ERV = made at the beginning of the stated period.

For periods prior to March 1, 1998 (the commencement of the Fund's operations), the Fund calculates the performance of each class by including the corresponding total return of the Master Portfolio and its predecessor adjusted to reflect the deduction of fees and expenses applicable to each class of the Fund as stated in the Fee Table contained in the Prospectus.

The Fund's total return is not fixed or guaranteed and the Fund's principal is not insured. Investment performance quotations should not be considered to be representations of the performance for any period in the future. Total return is a function of the value of the Fund's investment in the Master Portfolio over time, which may be expected to fluctuate, as well as of income earned by the Fund on such securities and of the Fund's operating expenses.

Performance Comparisons. From time-to-time and only to the extent the comparison is appropriate for the Fund, the Trust may quote the performance of the Fund in advertising and other types of literature and may compare the performance of the Fund to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

Performance information for the Fund may be compared, in reports and promotional literature, to the S&P 500(R) Index, the Russell 2000 Index, the Lehman Brothers 20+ Treasury Index, Donoghue's Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, Lehman Brothers Government Bond Index, Lehman Brothers Treasury Bond Index, Lipper Balanced Fund Average, Lipper Growth Fund Average, Lipper Flexible Portfolio Fund Average, Lehman Brothers Intermediate Treasury Index, 91-Day Treasury Bill Average, Morgan Stanley Capital International Index for Europe, Australia and the Far East ("MSCI EAFE Index") or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the
Fund: (1) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (2) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (4) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., (including the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average), Donoghue's Money Fund Report, including Donoghue's Taxable Money Market Fund Average, or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

In addition, MIP also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing BGFA, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. MIP also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." MIP also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Master Portfolio's investment adviser, any sub-investment adviser or their affiliates.

The quoted performance data includes the performance of the Master Portfolio and its predecessor (adjusted as described above) for all periods before March 1, 1999. Past performance is not predictive of future performance. Employee benefit plans that invest Plan Assets in MassMutual SIAs that purchase Class S shares may be subject to certain other charges as set forth in their respective Plan Documents. Investors that enter into an administrative services or other agreement with MassMutual may also be subject to certain charges as set forth in their respective agreements.

Average Annual Total Return for the year ended February 28, 1999.
---------------------------

--------------------------------------------------------------------------------
                                 Class A+    Class L+    Class Y+     Class S
1 Year                            18.40%      18.94%      18.98%      19.12%
3 Years                           25.53%      26.04%      26.03%      26.22%
5 Years                           22.81%      23.31%      23.29%      23.49%
Since Inception (July 2, 1993)    20.84%      21.34%      21.33%      21.33%
--------------------------------------------------------------------------------

+ Performance for Class Y and Class A shares of the Fund is based on Class S shares for the 3- and 5-year periods, adjusted to reflect Class Y and Class A expenses. Performance for Class L shares is based on Class S shares for all periods shown, adjusted to reflect Class L expenses. The performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Other Advertising Items. The Trust may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments. Of course past performance cannot be a guarantee of future results. General mutual fund statistics provided by the Investment Company Institute may also be used.

                                    TAXATION
                                    --------

The Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund seeks to qualify as a regulated investment company by investing all of its assets in the Master Portfolio and consequently, all references to the Fund's assets and activities will be to those of the Master Portfolio. In order to qualify as a "regulated investment company," the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities). If the Fund fails to qualify as a regulated investment company, it will be treated as an ordinary corporation for federal income tax purposes.

As a regulated investment company electing to have its tax liability determined under Subchapter M, in general the Fund will not be subject to federal income tax on its ordinary income or capital gains that are distributed. As a Massachusetts business trust, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of the Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by the Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. Under the Taxpayer Relief Act of 1997, long-term capital gains generally will be subject to a 28% or 20% tax rate, depending on the holding period of the portfolio investment.

Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes. Investment income and gains received by the Fund from sources outside the United States might be subject to foreign taxes which are withheld at the source. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which its assets will be invested, the amount of the assets invested in each such country and the possible applicability of treaty relief.

Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Under the Taxpayer Relief Act of 1997, long-term capital gains generally will be subject to a 28% or 20% tax rate depending on the investor's holding period in Fund shares. However, a loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. The state and local tax effects of distributions received from the Fund, and any special tax considerations associated with foreign investments of the Fund, should be examined by investors with regard to their own tax situation.

The Fund's transactions through the Master Portfolio in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which the Fund has invested through the Master Portfolio and their face value ("original issue discount") is considered to be income to the Fund each year even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will make up a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect, For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action. This discussion of the federal income tax treatment of the Fund and its shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Fund may be made.

                                    EXPERTS
                                    -------

The financial statements of the Fund are set forth in the Fund's Annual Reports as of February 28, 1999, and are incorporated herein by reference in reliance on the report of Deloitte & Touche LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. A copy of the Fund's Annual Report as of February 28, 1999 is available, without charge, upon request.

The name MassMutual Institutional Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended from time to time. The obligations of the Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the property of the relevant series of the Trust shall be bound.

                 APPENDIX - DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed-income securities by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P and Moody's commercial paper, bond and municipal securities ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-l and A-2 categories are described as follows:

   A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

   A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

   Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-l (or P-I) repayment ability will normally be evidenced by many of the following characteristics:

     .    Leading market positions in well-established industries.
     .    High rates of return on funds employed.
     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     . Well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

   AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

   A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's describes its four highest corporate bond ratings as follows:

   Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

   Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PART C: OTHER INFORMATION

ITEM 23 EXHIBITS
------------------------------------------

Exhibit A: Copy of Registrant's Agreement and Declaration of Trust amended June 14, 1993./1/

Exhibit B: Copy of Registrant's By-Laws, as now in effect./1/

Exhibit C: None.

Exhibit D: None.

Exhibit E: (1) Copy of General Distributors Agreement between the Trust and MML Distributors, LLC, incorporated by reference to Exhibit E(1) to Registrant's PEA No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

Exhibit F:  None.

Exhibit G: (1) Copy of Custodian Agreement between the Trust and Investors Bank & Trust Company ("IBT")./1/

(2) Administrative and Shareholder Services Agreement between Registrant, on behalf of MassMutual Indexed Equity Fund (the "Fund") and MassMutual for the provision of administrative and shareholder services, incorporated by reference to Exhibit G(3) to Registrant's PEA No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(3) Copy of Amended and Restated Transfer Agency Agreement among the Trust, MassMutual and IBT./3/

Exhibit H: Third Party Feeder Fund Agreement with Master Investment Portfolio and Barclays Global Fund Advisers./3/

Exhibit I: Opinion of Counsel./4/

Exhibit J:(1) Consent of Ropes & Gray./4/

(2) Consent of Independent Auditors./5/

(3) Powers of Attorney for Ronald J. Abdow, Charles J. McCarthy, John H. Southworth, Mary E. Boland./1/

(4) Powers of Attorney for Richard H. Ayers, David E.A. Carson, Richard G. Dooley, Richard W. Greene, Beverly L. Hamilton, and F. William Marshall, Jr./2/

(5) Power of Attorney for Robert J. O'Connell./5/

(6) Powers of Attorney for Master Investment Portfolio./3/

Exhibit K: None.

Exhibit L: None.

Exhibit M:(1) Form of Rule 12b-1 Plan for Class A shares of the Funds./5/

(2) Form of Rule 12b-1 Plan for Class Y shares of the Fund, previously filed as exhibit M(4) to Registrant's PEA No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(3) Form of Rule 12b-1 Plan for Class L shares of the Fund, previously filed as exhibit M(5) to Registrant's PEA No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4) Form of Rule 12b-1 Plan for Class S shares of the Fund, previously filed as exhibit M(6) to Registrant's PEA No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

Exhibit O:  Amended Rule 18f-3 Plan./5/

Exhibit 27:  Financial Data Schedules./5/


_____________
/1/Incorporated by reference to Registrant's Post-Effective Amendment ("PEA") No. 4 to the Registration Statement filed via EDGAR on October 2, 1997.

/2/Incorporated by reference to Registrant's PEA No. 3 to the Registration Statement filed via EDGAR on April 28, 1997.

/3/Incorporated by reference to Registrant's PEA No. 7 to the Registration Statement filed via EDGAR on February 6, 1998.

/4/Previously filed as Exhibit 10 to Registrant's PEA No. 7 to the Registration Statement filed via EDGAR on February 6, 1998.

/5/Filed herewith.

ITEM 24 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
---------------------------------------------------------------------

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Registrant was organized by MassMutual primarily to offer investors both the opportunity to pursue long-term investment goals and the flexibility to respond to changes in their investment objectives and economic and market conditions. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies that have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant's series as are purchased with separate account assets. As a result, MassMutual will own substantially all of the shares of Registrant, probably for a number of years.

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities' stock.

1. CM Assurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

2. CM Benefit Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

3. C.M. Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual.

4. MML Bay State Life Insurance Company, a Connecticut corporation that operates as a life and health insurance company, all the stock of which is owned by MassMutual.

5. MML Distributors, LLC, a Connecticut limited liability company that operates as a securities broker-dealer. MassMutual has a 99% ownership interest and G.R. Phelps & Co. has a 1% ownership interest.

6. MassMutual Holding Company, a Delaware corporation that operates as a holding company for certain MassMutual entities, all the stock of which is owned by MassMutual.

7. MassMutual of Ireland, Limited, a corporation organized in the Republic of Ireland that formerly operated to provide claims service to holders of MassMutual group life and health insurance contracts. This subsidiary is inactive and will be dissolved in the near future. All of the stock of this company is owned by MassMutual.

8. MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All the shares issued by the Trust are owned by MassMutual and certain of its affiliates.

9. MassMutual Institutional Funds, a Massachusetts business trust that operates as an open-end investment company, all of the shares of which are owned by MassMutual.

10. G.R. Phelps & Co., Inc., a Connecticut corporation that formerly operated as a securities broker-dealer, all the stock of which is owned by MassMutual Holding Company. This subsidiary is inactive and expected to be dissolved.

11. MassMutual Mortgage Finance, LLC, a Delaware limited liability company that makes, acquires, holds and sells mortgage loans.

12. MML Investors Services, Inc., a Massachusetts corporation that operates as a securities broker-dealer. MassMutual Holding Company owns 86% of the capital stock and G.R. Phelps & Co. Inc., owns 14% of the capital stock of MML Investor Services, Inc.

13. MassMutual Holding MSC, Inc., a Massachusetts corporation, that acts as a holding company for MassMutual positions in investment entities organized outside the United States. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding MSC, Inc. This subsidiary qualifies as a "Massachusetts Security Corporation" under Chapter 63 of Massachusetts General Laws.

14. MassMutual Holding Trust I, a Massachusetts business trust, that operates as a holding company for separately staffed MassMutual investment subsidiaries. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding Trust I.

15. MassMutual Holding Trust II, a Massachusetts business trust, that operates as a holding company for non-staffed MassMutual investment subsidiaries. MassMutual Holding Company owns all the outstanding shares of MassMutual Holding Trust II.

16. MassMutual International, Inc., a Delaware corporation that operates as a holding company for those entities constituting MassMutual's international insurance operations, all of the stock of which is owned by MassMutual Holding Company.

17. MML Insurance Agency, Inc., a Massachusetts corporation that operates as an insurance broker, all of the stock of which is owned by MML Investors Services, Inc.

18. MML Securities Corporation, a Massachusetts corporation that operates as a "Massachusetts Securities Corporation", under Section 63 of the Massachusetts General Laws, all of the stock of which is owned by MML Investors Services, Inc.

19. DISA Insurance Services of America, Inc., an Alabama corporation that operates as an insurance broker. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

20. Diversified Insurance Services of America, Inc., a Hawaii corporation that operates as an insurance broker. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

21. MML Insurance Agency of Mississippi, P.C., a Mississippi corporation that operates as an insurance broker and is controlled by MML Insurance Agency, Inc.

22. MML Insurance Agency of Nevada, Inc., a Nevada corporation that operates as an insurance broker, all of the stock of which is owned by MML Insurance Agency, Inc.

23. MML Insurance Agency of Ohio, Inc., an Ohio corporation that operates as an insurance broker and is controlled by MML Insurance Agency, Inc. through a voting trust agreement.

24. MML Insurance Agency of Texas, Inc., a Texas corporation that operates as an insurance broker and is controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.

25. MassMutual Corporate Value Limited, a Cayman Islands corporation which holds 88.33% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands Corporation operating as a high yield bond fund (MassMutual Holding MSC, Inc. 46.41%).

26. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds approximately 88% ownership interest in this company and MassMutual holds approximately 5% ownership interest in this company.

27. 9048-5434 Quebec, Inc., a Canadian corporation, that operates as the owner of Hotel du Parc in Montreal, Quebec, Canada. MassMutual Holding MSC, Inc. owns all the shares of 9048-5434 Quebec, Inc.

28. 1279342 Ontario Limited, a Canadian corporation, that operates as the owner of Deerhurst Resort in Huntsville Ontario, Canada. MassMutual Holding MSC, Inc. owns all of the shares of 1279342 Ontario Limited.

29. Antares Capital Corporation, a Delaware corporation that operates as a finance company. MassMutual Holding Trust I owns approximately 99% of the capital stock of Antares.

30. Charter Oak Capital Management, Inc., a Delaware corporation that operates as a manager of institutional investment portfolios. MassMutual Holding Trust I owns 80% of the capital stock of Charter Oak.

31. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation that operates as an investment adviser, all the stock of which is owned by MassMutual Holding Trust I.

32. DLB Acquisition Corporation ("DLB") is a Delaware corporation, that operates as a holding company for David L. Babson and Company Inc. MassMutual Holding Trust I owns 85% of the outstanding capital stock of DLB.

33. Oppenheimer Acquisition Corporation ("OAC") is a Delaware corporation, that operates as a holding company for the Oppenheimer companies. MassMutual Holding Trust I owns 89% of the capital stock of OAC.

34. David L. Babson and Company Incorporated, a Massachusetts corporation that operates as an investment adviser, all of the stock of which is owned by DLB.

35. Babson Securities Corporation, a Massachusetts corporation that operates as a securities broker-dealer, all of the stock of which is owned by David L. Babson and Company Incorporated.

36. Babson-Stewart-Ivory International, a Massachusetts general partnership, that operates as an investment adviser. David L. Babson and Company Incorporated holds a 50% ownership interest in the partnership.

37. Potomac Babson Incorporated, a Massachusetts corporation that operates as an investment adviser. David L. Babson and Company Incorporated owns 60% of the outstanding shares of Potomac Babson Incorporated.

38. OppenheimerFunds, Inc., a Colorado corporation that operates as an investment adviser to the OppenheimerFunds, all of the stock of which is owned by OAC.

39. Centennial Asset Management Corporation, a Delaware corporation that operates as the investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all the stock of Centennial Asset Management Corporation.

40. HarbourView Asset Management Corporation, a New York corporation that operates as an investment adviser, all the stock of which is owned by OppenheimerFunds, Inc.

41. OppenheimerFunds Distributor, Inc., a New York corporation, that operates as a securities broker dealer, all the stock of which is owned by OppenheimerFunds, Inc.

42. Oppenheimer Partnership Holdings, Inc., a Delaware corporation that operates as a holding company, all the stock of which is owned by OppenheimerFunds, Inc.

43. Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets, all the stock of which is owned by OppenheimerFunds, Inc.

44. Shareholder Financial Services, Inc., a Colorado corporation that operates as a transfer agent for mutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

45. Shareholder Services, Inc., a Colorado corporation that operates as a transfer agent for various Oppenheimer and MassMutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

46. Centennial Capital Corporation, a Delaware corporation that formerly sponsored a unit investment trust. Centennial Asset Management Corporation owns all the outstanding shares of Centennial Capital Corporation.

47. Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, LP that is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

48. Cornerstone Suburban Office Investors, LP, a Delaware limited partnership, that operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 99% limited partnership interest.

49. CM Advantage, Inc., a Connecticut corporation that serves as a general partner in real estate limited partnerships. This subsidiary is largely inactive and will be dissolved in the near future. MassMutual Holding Trust II owns all of the outstanding stock.

50. CM International,Inc., a Delaware corporation which is the issuer of collateralized mortgage obligation securities. MassMutual Holding Trust II owns all the outstanding stock of CM International, Inc.

51. CM Property Management, Inc., a Connecticut corporation which serves as the General Partner of Westheimer 335 Suites Limited Partnership. The Partnership holds a ground lease with respect to hotel property in Houston, Texas, all the stock of which is owned by MassMutual Holding Trust II.

52. HYP Management, Inc., a Delaware corporation that operates as the "LLC Manager" of MassMutual High Yield Partners II LLC, a high yield bond fund. MassMutual Holding Trust II owns all the outstanding stock of HYP Management, Inc.

53. MMHC Investment, Inc., a Delaware corporation that is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO, LLC, Somers CDO, Limited, MassMutual High Yield Partners II, LLC and other MassMutual investments. MassMutual Holding Trust II owns all the outstanding stock of MMHC Investment, Inc.

54. MassMutual High Yield Partners II LLC, a Delaware limited liability company, that operates as a high yield bond fund. MassMutual holds approximately 2.52%, MMHC Investment Inc. holds approximately 34.87% , and HYP Management, Inc. holds approximately 3.82%, for an approximate total of 41.21% of the ownership interest in this company.

55. MML Realty Management Corporation, a Massachusetts Corporation that formerly operated as a manager of properties owned by MassMutual, all the stock of which is owned by MassMutual Holding Trust II.

56. MassMutual Benefits Management, Inc., (formerly Westheimer 335 Suites, Inc.) a Delaware Corporation which supports MassMutual with benefit plan administration and planning services. MassMutual Holding Trust II owns all of the outstanding stock.

57. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issues. MMHC Investment Inc. holds 38.10% of the subordinated notes of this issue which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited.

58. 505 Waterford Park Limited Partnership, a Delaware limited partnership, which holds title to an office building in Minneapolis, Minnesota. MML Realty Management Corporation holds a 1% general partnership interest and MassMutual holds a 99% limited partnership interest.

59. MassMutual/Darby CBO IM Inc., a Delaware corporation that operates as the LLC Manager of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. MMHC Investment, Inc. owns 50% of the capital stock of this company.

60. MassMutual/Darby CBO LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual holds 1.79%, MMHC Investment Inc. holds 44.91% and MassMutual High Yield Partners LLC, holds 2.39% of the ownership interest in this company.

61. Urban Properties, Inc., a Delaware corporation that serves as a General Partner of real estate limited partnerships and as a real estate holding company, all the stock of which is owned by MassMutual Holding Trust II.

62. Westheimer 335 Suites Limited Partnership, a Texas limited partnership of which MassMutual Benefits Management is the general partner.

63. MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic, that operates as a holding company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares.

64. MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile, that operates as a holding company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares.

65. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda, that operates as a life insurance company, all of the stock of which is owned by MassMutual International Inc.

66. MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg, that operates as a life insurance company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares.

67. MassLife Seguros de Vida S.A., a corporation organized in the Argentine Republic, that operates as a life insurance company. MassMutual International Inc. owns 99.9% of the outstanding capital stock of MassLife Seguros de Vida S.A.

68. MassMutual Services, S.A., a corporation organized in the Argentine Republic that operates as a service company. MassMutual Internacional (Argentina) S.A. owns 99% of the outstanding shares and MassMutual International, Inc. owns 1% of the shares.

69. Mass Seguros de Vida S.A., a corporation organized in the Republic of Chile, that operates as a life insurance company. MassMutual International (Chile) S.A. owns 33.5% of the outstanding capital stock of Mass Seguros de Vida S.A.

70. Origen Inversiones S.A., a corporation organized in the Republic of Chile that operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in this corporation.

71. Compania de Seguros VidaCorp, S.A., a corporation organized in the Republic of Chile, that operates as an insurance company. Origen Inversiones S.A. owns 99% of the outstanding shares of this company.

72. Oppenheimer Series Fund Inc., a Maryland corporation that operates as an investment company of which MassMutual and its affiliates own a majority of certain series of shares issued by the fund.

73. Panorama Series Fund, Inc., a Maryland corporation that operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

74. The DLB Fund Group, a Massachusetts business trust that operates as an open-end investment company advised by David L. Babson and Company Incorporated. MassMutual owns at least 25% of each series of shares issued by the fund.

75. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited.

76. Enhanced Mortgage-Backed Securities Fund Limited, a special purpose company incorporated with limited liability in the Cayman Islands investing primarily in residential and commercial mortgage backed securities and through the application of various portfolio optimization techniques. Massachusetts Mutual Life Insurance Company is the Investment Manager and Valuation Agent and holds all of the Class B notes and 48% of the Class C Certificates and at least 25% of the aggregate principal amount of Class C Certificates directly or through a wholly owned affiliate.

77. Perseus CDO I, Limited is a Cayman Island Corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited.

78. MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc., hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited.

MassMutual acts as the investment adviser of the following investment companies, and as such may be deemed to control them.

1. MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

2. MassMutual Corporate Investors, a Massachusetts business trust that operates as a closed-end investment company. MassMutual serves as Investment Adviser to the Trust.

3. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an approximately 93% ownership interest in this company.

4. MassMutual High Yield Partners LLC, a Delaware limited liability company, that operates as a high yield bond fund. MassMutual holds approximately 2.52%, MMHC Investment Inc. holds approximately 34.87%, and HYP Management, Inc. holds approximately 3.82% for an approximate total of 41.21% of the ownership interest in this company.

5. MassMutual Institutional Funds, a Massachusetts business trust that operates as an open-end investment company, all of the shares of which are owned by MassMutual.

6. MassMutual Participation Investors, a Massachusetts business trust that operates as a closed-end investment company. MassMutual serves as investment adviser to the Trust.

7. MassMutual/Darby CBO, LLC, a Delaware limited liability Company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual owns 1.79%, MMHC Investment, Inc. owns 44.91% and MassMutual High Yield Partners LLC owns 2.39% of the ownership interest in this company.

8. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issues. MMHC Investment Inc. holds 38.10% of the subordinated notes of this issue which are treated as equity for tax purposes. MassMutual is the collateral manager of Somers CDO, Limited.

9. Enhanced Mortgage-Backed Securities Fund Limited, a special purpose company incorporated with limited liability in the Cayman Islands investing primarily in residential and commercial mortgage backed securities and through the application of various portfolio optimization techniques. MassMutual is the Investment Manager and Valuation Agent and holds all of the Class B notes and 48% of the Class C

Certificates and at least 25% of the aggregate principal amount of Class C Certificates directly or through a wholly owned affiliate.

10. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited.

11. Perseus CDO I, Limited is a Cayman Island Corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited.

12. MassMutual Global CDO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc. hold in the aggregate approximately 39.7% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CDO I Limited.


Item 25: Indemnification
------------------------

Article VIII of Registrant's Agreement and Declaration of Trust provides for the indemnification of Registrant's Trustees and officers. Registrant undertakes to apply the indemnification provisions of its Agreement and Declaration of Trust in a manner consistent with Securities and Exchange Commission Release No. IC-11330 so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act of 1940 (the "1940 Act") set forth in such Release shall remain in effect and be consistently applied.

Trustees and officers of Registrant are also indemnified by MassMutual pursuant to its by-laws which apply to subsidiaries, including Registrant. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the 1940 Act or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual's directors' and officers' liability insurance program, which covers Registrant's Trustees and officers, consists of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of Registrant against liability from shareholder derivative and similar lawsuits which are indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of Registrant or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

MassMutual's present insurance coverage has an overall limit of $75 million annually ($15 million of which is underwritten by Continental Casualty Company, $20 million of which is underwritten by Executive Risk Indemnity, Inc., $25 million of which is underwritten by Federal Insurance Co. ("Chubb"), and $15 million of which is underwritten by Sargasso Mutual Insurance Company). There is a deductible of $200,000 per claim under the corporate coverage. There is no deductible for individual trustees or officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 26: Business and Other Connections of the Investment Adviser
-----------------------------------------------------------------

The Fund currently does not retain an investment adviser because the Fund's assets are invested in the S&P 500 Index Master Portfolio (the "Master Portfolio") of Master Investment Portfolio ("MIP"). Barclays Global Fund Advisors ("BGFA") serves as the investment adviser to the Master Portfolio.

BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors. The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Master Portfolio, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of Barclays Global Investors, N.A. ("BGI"). Each of the directors and executive officers of BGFA also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

                                      Principal Business(es) During at Least the
Name and Position at BGFA             Last Two Fiscal Years
-------------------------             ---------------------

Garrett Bouton                        Chairman and Chief Executive Officer of
Chairman and Chief                    BGFA; Director and Chief Operating
Executive Officer                     Officer of BGI.

Patricia C. Dunn                      Director of BGFA and Managing Director;
Director of BGFA and                  Chairman and Director of BGI.
Managing Director

Lawrence G. Tint                      Director and Managing Director of BGFA
Director and Managing                 Director and Managing Director of BGI
Director of BGFA

Geoffrey Fletcher                     Chief Financial Officer of BGFA and BGI.
Chief Financial Officer

Andrea M. Zulberti                    Chief Administrative Officer of BGFA and
Chief Administrative Officer          BGI.

Joanne T. Medero                      Secretary of BGFA and BGI.
Secretary

Theda R. Haber                        Assistant Secretary of BGFA and BGI.
Assistant Secretary

Terri L. Slane                        Assistant Secretary of BGFA and BGI.
Assistant Secretary


ITEM 27: PRINCIPAL UNDERWRITERS
-------------------------------


(a) Effective May 3, 1999, MML Distributors, LLC became general distributor for the MassMutual Institutional Funds (the "Trust"), a Massachusetts business trust registered as an investment company under the Investment Company Act of 1940. There are twelve separate series of the Trust:

(1)   MassMutual Prime Fund
(2)   MassMutual Short-Term Bond Fund
(3)   MassMutual Core Bond Fund
(4)   MassMutual Diversified Bond Fund
(5)   MassMutual Balanced Fund
(6)   MassMutual Core Equity Fund
(7)   MassMutual Growth Equity Fund
(8)   MassMutual Small Cap Value Equity Fund
(9)   MassMutual Mid Cap Growth Equity Fund
(10)  MassMutual Small Cap Growth Equity Fund
(11)  MassMutual International Equity Fund
(12)  MassMutual Indexed Equity Fund

(b) The following are names and positions of Officers and Member Representatives of MML Distributors, LLC:

Kenneth M. Rickson

     Member representative of G.R. Phelps & Co. Inc. (5/96); President (5/1/96); CEO (12/22/97); Main OSJ Supervisor (12/22/97) 1414 Main Street, Springfield, MA 01144.

Margaret Sperry

     Member representative of Massachusetts Mutual Life Insurance Co. (5/1/96) 1295 State Street, Springfield, MA 01111.

Ronald E. Thomson

     Vice President (5/1/96) 1414 Main Street, Springfield, MA 01144.

John E. Forrest

     Vice President (12/22/97) 1414 Main Street, Springfield, MA 01144.

Michael L. Kerley

     Vice President, Assistant Secretary (5/1/96) 1414 Main Street, Springfield, MA 01144.

James T. Bagley

     Treasurer (12/22/97) 1414 Main Street, Springfield, MA 01144.

Bruce Frisbie

     Assistant Treasurer (5/1/96) 1295 State Street, Springfield, MA 01144.

Raymond W. Anderson

     Assistant Treasurer (5/1/96) 1295 State Street, Springfield, MA 01111.

Ann F. Lomeli

     Secretary (1/96) 1295 State Street, Springfield, MA 01111.

Marilyn Sponzo

     Chief Legal Officer (12/22/97); Assistant Secretary (4/9/98) 1414 Main Street, Springfield, MA 01144.

Robert Rosenthal

     Compliance Officer (12/22/97) 1414 Main Street, Springfield, MA 01144.

Kathleen Dansereau

     Registration Manager (4/14/99) 1414 Main Street, Springfield, MA 01144.

Peter Cuozzo

     Variable Life Supervisor and Hartford OSJ Supervisor 140 Garden Street, Springfield, MA 01111.

Ann Melissa Dowling

     Large Corporate Marketing Supervisor (12/97) 140 Garden Street, Springfield, MA 01111

c)  Not Applicable


ITEM 28: LOCATION OF ACCOUNTS AND RECORDS
-----------------------------------------

  Each account, book or other document required to be maintained by Registrant pursuant to Section 31 (a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained as follows:

  (Declaration of Trust and Bylaws)
  MassMutual Institutional Funds
  1295 State Street
  Springfield, Massachusetts  01111

  (With respect to its services as Administrator)
  Massachusetts Mutual Life Insurance Company
  1295 State Street
  Springfield, Massachusetts  01111

  (With respect to its services as Distributor)
  MML Distributors, LLC.
  1414 Main Street
  Springfield, MA 01144

  (With respect to its services as Sub-Administrator, Transfer Agent and Custodian)
  Investors Bank & Trust Company
  200 Clarendon Street
  Boston, Massachusetts 02116

  (With respect to their services as counsel)
  Ropes & Gray
  One International Place
  Boston, Massachusetts 02110


Item 29: Management Services
----------------------------

  Not Applicable.


ITEM 30: UNDERTAKINGS
---------------------

  (a) The Registrant hereby undertakes to call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Securities Act of 1933, as amended, but only where it is requested to do so by the holders of at least 10% of the Registrant's outstanding voting securities.

  (b) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts on the 30th day of June, 1999.

                MASSMUTUAL INSTITUTIONAL FUNDS



                  By: /s/ Stuart H. Reese
                    ----------------------
                    Stuart H. Reese
                    President, Chairman & Trustee

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on the 30th day of June, 1999.

  Signature              Title

/s/ Stephen L. Kuhn*            Trustee
--------------------
Richard G. Dooley

/s/ Stephen L. Kuhn*            Trustee
-------------------
Ronald J. Abdow

/s/ Stephen L. Kuhn*            Trustee
-------------------
Richard H. Ayers

/s/ Stephen L. Kuhn*            Trustee
-------------------
Mary E. Boland

/s/ Stephen L. Kuhn*            Trustee
-------------------
David E. A. Carson

/s/ Stephen L. Kuhn*            Trustee
-------------------
Richard W. Greene

/s/ Stephen L. Kuhn*            Trustee
-------------------
Beverly L. Hamilton

/s/ Stephen L. Kuhn*            Trustee
-------------------
F. William Marshall, Jr.

/s/ Stephen L. Kuhn*            Trustee
-------------------
Charles J. McCarthy

s/ Stephen L. Kuhn*             Trustee
------------------
Robert J. O'Connell

/s/ Stephen L. Kuhn*            Trustee
-------------------
John H. Southworth

/s/ Michael D. Hays             Vice President
-------------------             and Chief Financial Officer
Michael D. Hays


/s/ Mark B. Ackerman            Treasurer
--------------------
Mark B. Ackerman


/s/ Stephen L. Kuhn*
-------------------

*Stephen L. Kuhn, as Attorney-in-fact pursuant to Powers of Attorney granted on or about August 5, 1994, April 18, 1996, April 21, 1997, April 12, 1999, and June 23, 1999.

                                  SIGNATURES

     Master Investment Portfolio has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of The MassMutual Indexed Equity Fund to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, and State of Arkansas on the 30th day of June, 1999.

                                         MASTER INVESTMENT PORTFOLIO -
                                         S&P 500 INDEX MASTER PORTFOLIO

                                         By:__________________________________
                                            Richard H. Blank, Jr.
                                            Secretary and Treasurer
                                            (and Principal Financial Officer)

     This Post-Effective Amendment to the Registration Statement on Form N-1A of The MassMutual Indexed Equity Fund has been signed below by the following persons in the capacities indicated on June 30, 1999.

            Name                                  Title                             Date
            ----                                  -----                             ----

                                Chairman, President (Principal Executive        June 30, 1999
______________________________  Officer), and Trustee
R. Greg Feltus*


                                Secretary and Treasurer (Principal              June 30, 1999
______________________________  Financial Officer)
Richard H. Blank, Jr.


                                Trustee                                         June 30, 1999
______________________________
Jack S. Euphrat*


                                Trustee                                         June 30, 1999
______________________________
W. Rodney Hughes*


     By:_______________________________________________________________________
     Richard H. Blank, Jr.
     Attorney-in-Fact pursuant to powers of attorney previously filed

                               INDEX TO EXHIBITS

EXHIBIT NO.                                                    TITLE of EXHIBIT
-----------                                                    ----------------


J(2)  Consent of Independent Auditors

J(5)  Power of Attorney for Robert J. O'Connell

M(2)  Copy of Class A Rule 12b-1 Plans for the Fund.

O     Amended and Restated Rule 18f-3 Plan.

27.1  Financial Data Schedules, Indexed Equity Fund, CLASS A

27.2  Financial Data Schedules, Indexed Equity Fund, CLASS Y

27.3  Financial Data Schedules, Indexed Equity Fund, CLASS S